                      Bay View Securitization Corporation
                     For Remittance Date: November 30, 1999


A.  Principal Balance Reconciliation

                                                                                                                    Number
                                                              A-1                A-2              Total           of Accounts
    (A)  Original Principal Balance                      200,979,000.00     52,245,989.00     253,224,989.00      21106
                                                         --------------------------------------------------------------------------
    (B)  Beginning Period Principal Balance                        0.00     41,049,306.32      41,049,306.32       5141
                                                         --------------------------------------------------------------------------
    (C)  Collections (Regular Payments)                            0.00      1,403,612.84       1,403,612.84        N/A
                                                         --------------------------------------------------------------------------
    (D)  Collections (Principal Payoffs)                           0.00        996,076.68         996,076.68        228
                                                         --------------------------------------------------------------------------
    (E)  Collections (Principal Recoveries)                        0.00              0.00               0.00
                                                         --------------------------------------------------------------------------
    (F)  Withdrawal from Payahead (Principal)                      0.00         19,262.76          19,262.76        N/A
                                                         --------------------------------------------------------------------------
    (G)  Principal Reductions (Other)                              0.00              0.00               0.00          0
                                                         --------------------------------------------------------------------------
    (H)  Gross Charge Offs                                         0.00        111,726.69         111,726.69         11
                                                         --------------------------------------------------------------------------
    (I)  Repurchases                                               0.00         28,136.89          28,136.89         17
                                                         --------------------------------------------------------------------------
    (J)  Ending Balance                                            0.00     38,490,490.46      38,490,490.46       4885
                                                         --------------------------------------------------------------------------
    Notional Principal Balance:
    (K)  Beginning                                                                              2,796,733.30
                                                                                             ---------------
    (L)  Ending                                                                                 2,135,298.00
                                                           -------------------------------------------------
    (M)  Certificate Factor                                   0.0000000%       73.6716659%        15.2001154%
                                                           -------------------------------------------------

B.  Cash Flow Reconciliation
                                                                                                 Total
                                                                                           -----------------
    (A)  Cash Wired                                                                             2,929,544.75
                                                                                           -----------------
    (B)  Interest Wired/Earned                                                                      9,559.15
                                                                                           -----------------
    (C)  Withdrawal from Payahead Account                                                          19,262.76
                                                                                           -----------------
    (D)  Advances                                                                                       0.00
                                                                                           -----------------
    (E)  Repurchases                                                                               28,136.89
                                                                                           -----------------
    (F)  Gross Charge-Off Recoveries                                                               13,647.36
                                                                                           -----------------
    (G)  Gross Charge-Off Advances                                                                  7,469.42
                                                                                           -----------------
    (H)  Spread Account Withdrawal                                                                      0.00
                                                                                           -----------------
    (I)  "A" Surety Bond Draw for "I" Interest                                                          0.00
                                                                                           -----------------
    (J)  "A" Surety Bond Draw for  "A-1" Principal or Interest                                          0.00
                                                                                           -----------------
    (K)  "A" Surety Bond Draw for "A-2" Principal or Interest                                           0.00
                                                                                           -----------------
         Total Collections                                                                      3,007,620.33
                                                                                           -----------------
 C.  Trustee Distribution
                                                                                                 Total
                                                                                           -----------------
     (A)  Total Cash Flow                                                                       3,007,620.33
                                                                                           -----------------
     (B)  Unrecovered Interest Advances                                                             7,413.97
                                                                                           -----------------
     (C)  Servicing Fee (Due and Unpaid)                                                           34,207.76
                                                                                           -----------------
     (D)  Interest to "A-1" Certificate Holders, including Overdue                                      0.00
                                                                                           -----------------
     (E)  Interest to "A-2" Certificate Holders, including Overdue                                225,429.11
                                                                                           -----------------
     (F)  Interest to "I" Certificate Holders, including Overdue                                    7,341.42
                                                                                           -----------------
     (G)  Principal to "A-1" Certificate Holders, including Overdue                                     0.00
                                                                                           -----------------
     (H)  Principal to "A-2" Certificate Holders, including Overdue                             2,558,815.86
                                                                                           -----------------
     (I)  Reinsurance Fee                                                                               0.00
                                                                                           -----------------
     (J)  Surety Bond Fee                                                                           5,131.16
                                                                                           -----------------
     (K)        First Loss Protection                                                0.00
                                                                        -----------------
     (L)        Surety Bond Premium                                              5,131.16
                                                                        -----------------
     (M)  Interest Advance Recovery Payments                                                       26,548.10
                                                                                           -----------------
     (N)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                          0.00
                                                                                           -----------------
     (O)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                          0.00
                                                                                           -----------------
     (P)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                            0.00
                                                                                           -----------------
     (Q)  Deposit to Payahead                                                                           0.00
                                                                                           -----------------


Bay View Securitization Corporation
For Remittance Date:  November 30, 1999

    (R)  Bank Account Interest to Servicer                                                          9,559.15
                                                                                           -----------------
    (S)  Excess Yield                                                                             133,173.80
                                                                                           -----------------
         Balance                                                                                        0.00
                                                                                           -----------------

D.  Spread Account and Surety Reconciliation
                                                                            Spread Account       Surety Bond
    (A)  Beginning Balance                                                   3,407,420.24      38,168,720.32
                                                                        ------------------------------------
    (B)  Additions to Spread Amount                                            133,173.80                N/A
                                                                        ------------------------------------
    (C)  Interest Earned                                                        14,110.05
                                                                        ------------------------------------
    (D)  Draws                                                                       0.00               0.00
                                                                        ------------------------------------
    (E)  Reimbursement for Prior Draws                                                N/A               0.00
                                                                        ------------------------------------
    (F)  Distribution of Funds to  "IC" Class or Servicer                      242,107.88               0.00
                                                                        ------------------------------------
    (G)  Ending Balance                                                      3,312,596.21      35,592,156.39
                                                                        ------------------------------------

    (H)  Required Balance                                                    3,165,312.36      35,592,156.39
                                                                        ------------------------------------
    (I)  Distribution to "IC" Class                                            147,283.85
                                                                        ------------------------------------


E.  Current Receivables Delinquency
            #Payment Delinquency                                             Number                Balance
            --------------------
    (A)  31-60                                                                     30             283,276.64
                                                               ---------------------------------------------
    (B)  61-90                                                                     10              85,532.49
                                                               ---------------------------------------------
    (C)  91+                                                                       10              75,874.19
                                                               ---------------------------------------------
    (D)  Total                                                                     50             444,683.32
                                                               ---------------------------------------------


F.  Excess Yield
                                                             Excess Yield Balance           Pool            Excess Yield
Month                                                                                     Balance          (Annualized %)
-----
(A)  Current                                                           133,173.80          38,490,490.46           4.1519%
                                                           --------------------------------------------------------------
(B)  1st Previous                                                      227,915.16          41,049,306.32           6.6627%
                                                           --------------------------------------------------------------
(C)  2nd Previous                                                      137,409.27          43,572,955.44           3.7843%
                                                           --------------------------------------------------------------
(D)  3rd Previous                                                      350,355.04          46,455,455.36           9.0501%
                                                           --------------------------------------------------------------
(E)  4th Previous                                                      145,948.49          49,663,174.10           3.5265%
                                                           --------------------------------------------------------------
(F)  5th Previous                                                      223,814.48          52,935,062.57           5.0737%
                                                           --------------------------------------------------------------
(G)  Six-Month Rolling Excess Yield (>=1.75%)                          203,102.71          45,361,074.04           5.3730%
                                                           --------------------------------------------------------------


G.  Delinquency Rate (31+)
                                                                    Month                   Pool
            Month                                                  Balance                Balance                %
            -----
(A)  Current                                                           444,683.32          38,490,490.46           1.1553%
                                                           --------------------------------------------------------------
(B)  1st Previous                                                      442,085.95          41,049,306.32           1.0770%
                                                           --------------------------------------------------------------
(C)  2nd Previous                                                      360,629.12          43,572,955.44           0.8276%
                                                           --------------------------------------------------------------
(D)  Three-Month Rolling Average (less than 2%)                        415,799.46          41,037,584.07           1.0132%
                                                           --------------------------------------------------------------

H.  Net Loss Rate
                                                                                    Liquidation         Average         Defaulted
Month                                                              Balance            Proceeds          Balance       (Annualized)
-----
(A)  Current                                                           118,542.99       20,463.66    39,769,898.39          2.9594%
                                                           -----------------------------------------------------------------------
(B)  1st Previous                                                       52,529.59       42,033.92    42,311,130.88          0.2977%
                                                           -----------------------------------------------------------------------
(C)  2nd Previous                                                      173,868.05       80,813.06    45,014,205.40          2.4807%
                                                           -----------------------------------------------------------------------
(D)  Three-Month Rolling Average Net Default Rate
     less than 3%                                                      114,980.21       47,770.21    42,365,078.22          1.9037%
                                                           -----------------------------------------------------------------------

Bay View Securitization Corporation
For Remittance Date:  November 30, 1999


I.  Charge-Off / Recoveries
                                                                        Number                Balance
(A)  Collection Period Charge-Off Receivables                                  11             111,726.69
                                                           ---------------------------------------------
(B)  Gross Charge-Offs Cumulative Receivables                                1050           7,581,928.56
                                                           ---------------------------------------------
(C)  Collection Period Recoveries on Charge-Offs                               NA              13,647.36
                                                           ---------------------------------------------
(D)  Recoveries on Charge-Offs To-Date                                         NA           1,075,839.40
                                                           ---------------------------------------------



J. Repossessions

(A)  Collection Period Repossessions                                            5              69,238.48
                                                           ---------------------------------------------
(B)  Aggregate Repossessions                                                  656           7,653,093.94
                                                           ---------------------------------------------
(C)  Unliquidated Repossessions                                                 6              77,706.83
                                                           ---------------------------------------------


K.  Forced Place Insurance

(A)  FPI Charge-Offs                                                            0                   0.00
                                                           ---------------------------------------------
(B)  FPI Canceled/Waived/Removed/ Reversed                                      0                   0.00
                                                           ---------------------------------------------


L.  Payahead Reconciliation

(A)  Beginning Balance                                                 153,476.27
                                                           ----------------------
(B)  Deposit                                                                 0.00
                                                           ----------------------
(C)  Withdrawal                                                         19,262.76
                                                           ----------------------
(D)  Ending Balance                                                    134,213.51
                                                           ----------------------


Approved By:  /s/ Michael LaOrange
              -------------------------
              Michael LaOrange
              Vice President, Controller
              Bay View Acceptance Corp